Capital Management	12 Months Ended
Mar. 31, 2026
Capital Management [Abstract]
Capital management
25.	Capital management

The Company manages their capital to ensure that the Company is able to continue as a going concern and maintain an optimal capital structure so as to maximize shareholder’s value. The capital structure of the Company consists of equity attributable to owners of the Company, comprising issued share capital, reserves and retained earnings as presented in the consolidated statements of changes in equity.

The Company manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Company may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Company is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes during the financial years ended March 31, 2026.